AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts	Three Months Ended			Twelve Months Ended
Unaudited	December 31,		Percent	December 31,		Percent
	2016	2015	Change	2016	2015	Change
Operating Revenues
Service	$37,369	$37,635	-0.7%	$148,884	$131,677	13.1%
Equipment	4,472	4,484	-0.3%	14,902	15,124	-1.5%
Total Operating Revenues	41,841	42,119	-0.7%	163,786	146,801	11.6%

Operating Expenses
Cost of services and sales
Equipment	5,667	5,868	-3.4%	18,757	19,268	-2.7%
Broadcast, programming and operations	5,612	5,645	-0.6%	19,851	11,996	65.5%
Other cost of services (exclusive of depreciation and amortization shown separately below)	9,840	8,178	20.3%	38,276	35,782	7.0%
Selling, general and administrative	9,984	8,419	18.6%	36,347	32,919	10.4%
Asset abandonments and impairments	361	-	-%	361	35	-%
Depreciation and amortization	6,129	6,477	-5.4%	25,847	22,016	17.4%
Total Operating Expenses	37,593	34,587	8.7%	139,439	122,016	14.3%
Operating Income	4,248	7,532	-43.6%	24,347	24,785	-1.8%
Interest Expense	1,221	1,143	6.8%	4,910	4,120	19.2%
Equity in Net Income of Affiliates	41	31	32.3%	98	79	24.1%
Other Income (Expense) - Net	123	(113)	-%	277	(52)	-%
Income Before Income Taxes	3,191	6,307	-49.4%	19,812	20,692	-4.3%
Income Tax Expense	676	2,221	-69.6%	6,479	7,005	-7.5%
Net Income	2,515	4,086	-38.4%	13,333	13,687	-2.6%
Less: Net Income Attributable to Noncontrolling Interest	(78)	(80)	2.5%	(357)	(342)	-4.4%
Net Income Attributable to AT&T	$2,437	$4,006	-39.2%	$12,976	$13,345	-2.8%

Basic Earnings Per Share Attributable to AT&T	$0.39	$0.65	-40.0%	$2.10	$2.37	-11.4%
Weighted Average Common Shares Outstanding (000,000)	6,161	6,165	-0.1%	6,168	5,628	9.6%

Diluted Earnings Per Share Attributable to AT&T	$0.39	$0.65	-40.0%	$2.10	$2.37	-11.4%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,181	6,187	-0.1%	6,189	5,646	9.6%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Dec. 31,	Dec. 31,
	2016	2015
Assets
Current Assets
Cash and cash equivalents	$5,788	$5,121
Accounts receivable - net of allowances for doubtful accounts of $661 and $704	16,794	16,532
Prepaid expenses	1,555	1,072
Other current assets	14,232	13,267
Total current assets	38,369	35,992
Property, Plant and Equipment - Net	124,899	124,450
Goodwill	105,207	104,568
Licenses	94,176	93,093
Customer Lists and Relationships - Net	14,243	18,208
Other Intangible Assets - Net	8,441	9,409
Investments in Equity Affiliates	1,674	1,606
Other Assets	16,812	15,346
Total Assets	$403,821	$402,672

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$9,832	$7,636
Accounts payable and accrued liabilities	31,138	30,372
Advanced billing and customer deposits	4,519	4,682
Accrued taxes	2,079	2,176
Dividends payable	3,008	2,950
Total current liabilities	50,576	47,816
Long-Term Debt	113,681	118,515
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	60,128	56,181
Postemployment benefit obligation	33,578	34,262
Other noncurrent liabilities	21,748	22,258
Total deferred credits and other noncurrent liabilities	115,454	112,701
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	89,604	89,763
Retained earnings	34,734	33,671
Treasury stock	(12,659)	(12,592)
Accumulated other comprehensive income	4,961	5,334
Noncontrolling interest	975	969
Total stockholders' equity	124,110	123,640
Total Liabilities and Stockholders' Equity	$403,821	$402,672

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions	Twelve Months Ended
Unaudited	December 31,
	2016	2015
Operating Activities
Net income	$13,333	$13,687
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	25,847	22,016
Undistributed earnings from investments in equity affiliates	(37)	(49)
Provision for uncollectible accounts	1,474	1,416
Deferred income tax expense	2,947	4,117
Net (gain) loss from sale of investments, net of impairments	(169)	91
Actuarial loss (gain) on pension and postretirement benefits	1,024	(2,152)
Asset abandonments and impairments	361	35
Changes in operating assets and liabilities:
Accounts receivable	(1,003)	30
Other current assets	1,708	(1,182)
Accounts payable and accrued liabilities	118	1,354
Equipment installment receivables and related sales	(576)	(3,023)
Deferred fulfillment costs	(2,359)	(1,437)
Retirement benefit funding	(910)	(735)
Other - net	(2,414)	1,712
Total adjustments	26,011	22,193
Net Cash Provided by Operating Activities	39,344	35,880

Investing Activities
Capital expenditures:
Purchase of property and equipment	(21,516)	(19,218)
Interest during construction	(892)	(797)
Acquisitions, net of cash acquired	(2,959)	(30,759)
Dispositions	646	83
Sales of securities, net	506	1,545
Other	-	2
Net Cash Used in Investing Activities	(24,215)	(49,144)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	-	(1)
Issuance of long-term debt	10,140	33,969
Repayment of long-term debt	(10,823)	(10,042)
Purchase of treasury stock	(512)	(269)
Issuance of treasury stock	146	143
Dividends paid	(11,797)	(10,200)
Other	(1,616)	(3,818)
Net Cash (Used in) Provided by Financing Activities	(14,462)	9,782
Net increase (decrease) in cash and cash equivalents	667	(3,482)
Cash and cash equivalents beginning of year	5,121	8,603
Cash and Cash Equivalents End of Year	$5,788	$5,121

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts	Three Months Ended			Twelve Months Ended
Unaudited	December 31,		Percent	December 31,		Percent
	2016	2015	Change	2016	2015	Change
Capital expenditures
Purchase of property and equipment	$6,233	$5,862	6.3%	$21,516	$19,218	12.0%
Interest during construction	223	231	-3.5%	892	797	11.9%
Total Capital Expenditures	$6,456	$6,093	6.0%	$22,408	$20,015	12.0%

Dividends Declared per Share	$0.49	$0.48	2.1%	$1.93	$1.89	2.1%

End of Period Common Shares Outstanding (000,000)				6,139	6,145	-0.1%
Debt Ratio				49.9%	50.5%	-60	BP
Total Employees				268,540	281,450	-4.6%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				December 31,		Percent
				2016	2015	Change
Wireless Subscribers
Domestic				134,859	128,640	4.8%
Mexico				11,973	8,684	37.9%
Total Wireless Subscribers				146,832	137,324	6.9%

Total Branded Wireless Subscribers				103,011	96,937	6.3%

Video Connections
Domestic				25,293	25,424	-0.5%
PanAmericana				7,206	7,066	2.0%
Brazil				5,249	5,444	-3.6%
Total Video Connections				37,748	37,934	-0.5%

Broadband Connections
IP				13,864	13,268	4.5%
DSL				1,741	2,510	-30.6%
Total Broadband Connections				15,605	15,778	-1.1%

Voice Connections
Network Access Lines				13,986	16,670	-16.1%
U-verse VoIP Connections				5,787	5,453	6.1%
Total Retail Consumer Voice Connections				19,773	22,123	-10.6%

	Three Months Ended			Twelve Months Ended
	December 31,		Percent	December 31,		Percent
	2016	2015	Change	2016	2015	Change
Wireless Net Additions
Domestic	1,522	2,234	-31.9%	6,196	8,059	-23.1%
Mexico	1,275	593	-%	3,289	(96)	-%
Total Wireless Net Additions	2,797	2,827	-1.1%	9,485	7,963	19.1%

Total Branded Wireless Net Additions	2,221	1,633	36.0%	6,102	3,038	-%

Video Net Additions
Domestic	(28)	(26)	-7.7%	(131)	(63)	-%
PanAmericana	67	60	11.7%	140	76	84.2%
Brazil	(88)	(94)	6.4%	(195)	(223)	12.6%
Total Video Net Additions	(49)	(60)	18.3%	(186)	(210)	11.4%

Broadband Net Additions
IP	149	192	-22.4%	596	1,063	-43.9%
DSL	(162)	(246)	34.1%	(769)	(1,313)	41.4%
Total Broadband Net Additions	(13)	(54)	75.9%	(173)	(250)	30.8%

BUSINESS SOLUTIONS

The Business Solutions segment provides services to business customers, including multinational companies; governmental and wholesale customers; and individual subscribers who purchase wireless services through employer-sponsored plans. We provide advanced IP-based services including Virtual Private Networks (VPN); Ethernet-related products and broadband, collectively referred to as strategic business services; as well as traditional data and voice products. We utilize our wireless and wired networks (referred to as "wired" or "wireline") to provide a complete communications solution to our business customers.

Segment Results
Dollars in millions	Three Months Ended				Twelve Months Ended
Unaudited	December 31,		Percent		December 31,		Percent
	2016	2015	Change		2016	2015	Change
Segment Operating Revenues
Wireless service	$7,983	$7,684	3.9%		$31,850	$30,687	3.8%
Fixed strategic services	2,942	2,716	8.3%		11,389	10,461	8.9%
Legacy voice and data services	3,797	4,387	-13.4%		16,364	18,468	-11.4%
Other service and equipment	963	973	-1.0%		3,615	3,558	1.6%
Wireless equipment	2,348	2,454	-4.3%		7,770	7,953	-2.3%
Total Segment Operating Revenues	18,033	18,214	-1.0%		70,988	71,127	-0.2%

Segment Operating Expenses
Operations and support expenses	11,746	11,980	-2.0%		44,330	44,946	-1.4%
Depreciation and amortization	2,264	2,513	-9.9%		9,832	9,789	0.4%
Total Segment Operating Expenses	14,010	14,493	-3.3%		54,162	54,735	-1.0%
Segment Operating Income	4,023	3,721	8.1%		16,826	16,392	2.6%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Segment Contribution	$4,023	$3,721	8.1%		$16,826	$16,392	2.6%

Segment Operating Income Margin	22.3%	20.4%	190	BP	23.7%	23.0%	70	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,		Percent
					2016	2015	Change
Business Solutions Wireless Subscribers
Postpaid/Branded					50,688	48,290	5.0%
Reseller					65	85	-23.5%
Connected Devices					30,649	25,284	21.2%
Total Business Solutions Wireless Subscribers					81,402	73,659	10.5%

Business Solutions IP Broadband Connections					977	911	7.2%

	Three Months Ended				Twelve Months Ended
	December 31,		Percent		December 31,		Percent
	2016	2015	Change		2016	2015	Change
Business Solutions Wireless Net Additions
Postpaid/Branded	250	353	-29.2%		759	1,203	-36.9%
Reseller	1	(1)	-%		(33)	13	-%
Connected Devices	1,263	1,211	4.3%		5,330	5,315	0.3%
Total Business Solutions Wireless Net Additions	1,514	1,563	-3.1%		6,056	6,531	-7.3%

Business Solutions Wireless Postpaid Churn	1.11%	1.10%	1	BP	1.00%	0.99%	1	BP

Business Solutions IP Broadband Net Additions	14	19	-26.3%		66	89	-25.8%

ENTERTAINMENT GROUP

The Entertainment Group segment provides video, internet, voice communication, and interactive and targeted advertising services to customers located in the U.S. or in U.S. territories. We utilize our copper and IP-based wired network and/or our satellite technology.

Segment Results
Dollars in millions	Three Months Ended				Twelve Months Ended
Unaudited	December 31,		Percent		December 31,		Percent
	2016	2015	Change		2016	2015	Change
Segment Operating Revenues
Video entertainment	$9,567	$9,247	3.5%		$36,460	$20,271	79.9%
High-speed internet	1,910	1,740	9.8%		7,472	6,601	13.2%
Legacy voice and data services	1,104	1,367	-19.2%		4,829	5,914	-18.3%
Other service and equipment	625	640	-2.3%		2,534	2,508	1.0%
Total Segment Operating Revenues	13,206	12,994	1.6%		51,295	35,294	45.3%

Segment Operating Expenses
Operations and support expenses	10,463	10,123	3.4%		39,338	28,345	38.8%
Depreciation and amortization	1,381	1,426	-3.2%		5,862	4,945	18.5%
Total Segment Operating Expenses	11,844	11,549	2.6%		45,200	33,290	35.8%
Segment Operating Income	1,362	1,445	-5.7%		6,095	2,004	-%
Equity in Net Income (Loss) of Affiliates	8	12	-33.3%		9	(4)	-%
Segment Contribution	$1,370	$1,457	-6.0%		$6,104	$2,000	-%

Segment Operating Income Margin	10.3%	11.1%	-80	BP	11.9%	5.7%	620	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,		Percent
					2016	2015	Change
Video Connections
Satellite					21,012	19,784	6.2%
U-verse					4,253	5,614	-24.2%
Total Video Connections					25,265	25,398	-0.5%

Broadband Connections
IP					12,888	12,356	4.3%
DSL					1,291	1,930	-33.1%
Total Broadband Connections					14,179	14,286	-0.7%

Voice Connections
Retail Consumer Switched Access Lines					5,853	7,286	-19.7%
U-verse Consumer VoIP Connections					5,425	5,212	4.1%
Total Retail Consumer Voice Connections					11,278	12,498	-9.8%

	Three Months Ended				Twelve Months Ended
	December 31,		Percent		December 31,		Percent
	2016	2015	Change		2016	2015	Change
Video Net Additions[1]
Satellite	235	214	9.8%		1,228	240	-%
U-verse	(262)	(240)	-9.2%		(1,361)	(306)	-%
Total Video Net Additions	(27)	(26)	-3.8%		(133)	(66)	-%
[1] Includes customers that migrated to DIRECTV NOW

Broadband Net Additions
IP	136	171	-20.5%		532	973	-45.3%
DSL	(133)	(208)	36.1%		(639)	(1,130)	43.5%
Total Broadband Net Additions	3	(37)	-%		(107)	(157)	31.8%

CONSUMER MOBILITY

The Consumer Mobility segment provides nationwide wireless service to consumers and wholesale and resale wireless subscribers located in the U.S. or in U.S. territories. We utilize our U.S. wireless network to provide voice and data services, including high-speed internet, video, and home monitoring services.

Segment Results
Dollars in millions	Three Months Ended				Twelve Months Ended
Unaudited	December 31,		Percent		December 31,		Percent
	2016	2015	Change		2016	2015	Change
Segment Operating Revenues
Service	$6,731	$7,131	-5.6%		$27,536	$29,150	-5.5%
Equipment	1,688	1,618	4.3%		5,664	5,916	-4.3%
Total Segment Operating Revenues	8,419	8,749	-3.8%		33,200	35,066	-5.3%

Segment Operating Expenses
Operations and support expenses	5,316	5,669	-6.2%		19,659	21,477	-8.5%
Depreciation and amortization	918	939	-2.2%		3,716	3,851	-3.5%
Total Segment Operating Expenses	6,234	6,608	-5.7%		23,375	25,328	-7.7%
Segment Operating Income	2,185	2,141	2.1%		9,825	9,738	0.9%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Segment Contribution	$2,185	$2,141	2.1%		$9,825	$9,738	0.9%

Segment Operating Income Margin	26.0%	24.5%	150	BP	29.6%	27.8%	180	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,		Percent
					2016	2015	Change
Consumer Mobility Subscribers
Postpaid					27,095	28,814	-6.0%
Prepaid					13,536	11,548	17.2%
Branded					40,631	40,362	0.7%
Reseller					11,884	13,690	-13.2%
Connected Devices					942	929	1.4%
Total Consumer Mobility Subscribers					53,457	54,981	-2.8%

	Three Months Ended				Twelve Months Ended
	December 31,		Percent		December 31,		Percent
	2016	2015	Change		2016	2015	Change
Consumer Mobility Net Additions
Postpaid	270	174	55.2%		359	463	-22.5%
Prepaid	406	469	-13.4%		1,575	1,364	15.5%
Branded	676	643	5.1%		1,934	1,827	5.9%
Reseller	(673)	50	-%		(1,813)	(168)	-%
Connected Devices	5	(22)	-%		19	(131)	-%
Total Consumer Mobility Net Additions	8	671	-98.8%		140	1,528	-90.8%

Total Churn	2.43%	1.97%	46	BP	2.15%	1.94%	21	BP
Postpaid Churn	1.25%	1.31%	-6	BP	1.19%	1.25%	-6	BP

INTERNATIONAL

The International segment provides entertainment services in Latin America and wireless services in Mexico. Video entertainment services are provided to primarily residential customers using satellite technology. We utilize our regional and national wireless networks in Mexico to provide consumer and business customers with wireless data and voice communication services. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates.

Segment Results
Dollars in millions	Three Months Ended				Twelve Months Ended
Unaudited	December 31,		Percent		December 31,		Percent
	2016	2015	Change		2016	2015	Change
Segment Operating Revenues
Video entertainment	$1,261	$1,206	4.6%		$4,910	$2,151	-%
Wireless service	477	494	-3.4%		1,905	1,647	15.7%
Wireless equipment	171	149	14.8%		468	304	53.9%
Total Segment Operating Revenues	1,909	1,849	3.2%		7,283	4,102	77.5%

Segment Operating Expenses
Operations and support expenses	1,879	1,799	4.4%		6,830	3,930	73.8%
Depreciation and amortization	298	309	-3.6%		1,166	655	78.0%
Total Segment Operating Expenses	2,177	2,108	3.3%		7,996	4,585	74.4%
Segment Operating Income (Loss)	(268)	(259)	-3.5%		(713)	(483)	-47.6%
Equity in Net Income (Loss) of Affiliates	28	(1)	-%		52	(5)	-%
Segment Contribution	$(240)	$(260)	7.7%		$(661)	$(488)	-35.5%

Segment Operating Income Margin	(14.0)%	(14.0)%	-	BP	(9.8)%	(11.8)%	200	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,		Percent
					2016	2015	Change
Mexican Wireless Subscribers
Postpaid					4,965	4,289	15.8%
Prepaid					6,727	3,995	68.4%
Branded					11,692	8,284	41.1%
Reseller					281	400	-29.8%
Total Mexican Wireless Subscribers					11,973	8,684	37.9%

Latin America Satellite Subscribers
PanAmericana					7,206	7,066	2.0%
SKY Brazil					5,249	5,444	-3.6%
Total Latin America Satellite Subscribers					12,455	12,510	-0.4%

	Three Months Ended				Twelve Months Ended
	December 31,		Percent		December 31,		Percent
	2016	2015	Change		2016	2015	Change
Mexican Wireless Net Additions
Postpaid	233	130	79.2%		677	177	-%
Prepaid	1,062	508	-%		2,732	(169)	-%
Branded	1,295	638	-%		3,409	8	-%
Reseller	(20)	(45)	55.6%		(120)	(104)	-15.4%
Total Mexican Wireless Net Additions	1,275	593	-%		3,289	(96)	-%

Latin America Satellite Net Additions
PanAmericana	67	60	11.7%		140	76	84.2%
SKY Brazil	(88)	(94)	6.4%		(195)	(223)	12.6%
Total Latin America Satellite Net Additions	(21)	(34)	38.2%		(55)	(147)	62.6%

SUPPLEMENTAL OPERATING INFORMATION - AT&T MOBILITY

As a supplemental discussion of our operating results, for comparison purposes, we are providing a view of our combined domestic wireless operations (AT&T Mobility).

Operating Results
Dollars in millions	Three Months Ended				Twelve Months Ended
Unaudited	December 31,		Percent		December 31,		Percent
	2016	2015	Change		2016	2015	Change
Operating Revenues
Service	$14,713	$14,815	-0.7%		$59,386	$59,837	-0.8%
Equipment	4,037	4,071	-0.8%		13,435	13,868	-3.1%
Total Operating Revenues	18,750	18,886	-0.7%		72,821	73,705	-1.2%

Operating Expenses
Operations and support expenses	12,064	12,479	-3.3%		43,886	45,789	-4.2%
Depreciation and amortization	2,048	2,031	0.8%		8,292	8,113	2.2%
Total Operating Expenses	14,112	14,510	-2.7%		52,178	53,902	-3.2%
Operating Income	4,638	4,376	6.0%		20,643	19,803	4.2%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Operating Contribution	$4,638	$4,376	6.0%		$20,643	$19,803	4.2%

Operating Income Margin	24.7%	23.2%	150	BP	28.3%	26.9%	140	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,		Percent
					2016	2015	Change
AT&T Mobility Subscribers
Postpaid					77,783	77,105	0.9%
Prepaid					13,536	11,548	17.2%
Branded					91,319	88,653	3.0%
Reseller					11,949	13,774	-13.2%
Connected Devices					31,591	26,213	20.5%
Total AT&T Mobility Subscribers					134,859	128,640	4.8%

Domestic Licensed POPs (000,000)					322	321	0.3%

	Three Months Ended				Twelve Months Ended
	December 31,		Percent		December 31,		Percent
	2016	2015	Change		2016	2015	Change
AT&T Mobility Net Additions
Postpaid	520	526	-1.1%		1,118	1,666	-32.9%
Prepaid	406	469	-13.4%		1,575	1,364	15.5%
Branded	926	995	-6.9%		2,693	3,030	-11.1%
Reseller	(672)	50	-%		(1,846)	(155)	-%
Connected Devices	1,268	1,189	6.6%		5,349	5,184	3.2%
Total AT&T Mobility Net Additions	1,522	2,234	-31.9%		6,196	8,059	-23.1%
M&A Activity, Partitioned Customers and Other Adjustments	(1)	-	-%		23	27	-14.8%

Total Churn	1.71%	1.50%	21	BP	1.48%	1.39%	9	BP
Branded Churn	1.74%	1.72%	2	BP	1.62%	1.63%	-1	BP
Postpaid Churn	1.16%	1.18%	-2	BP	1.07%	1.09%	-2	BP
Postpaid Phone Only Churn	0.98%	1.07%	-9	BP	0.92%	0.99%	-7	BP

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited

December 31, 2016
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$18,033	$11,746	$6,287	$2,264	$4,023	$-	$4,023
Entertainment Group	13,206	10,463	2,743	1,381	1,362	8	1,370
Consumer Mobility	8,419	5,316	3,103	918	2,185	-	2,185
International	1,909	1,879	30	298	(268)	28	(240)
Segment Total	41,567	29,404	12,163	4,861	7,302	$36	$7,338
Corporate and Other	284	233	51	11	40
Acquisition-related items	-	385	(385)	1,228	(1,613)
Certain Significant items	(10)	1,442	(1,452)	29	(1,481)
AT&T Inc.	$41,841	$31,464	$10,377	$6,129	$4,248

December 31, 2015
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$18,214	$11,980	$6,234	$2,513	$3,721	$-	$3,721
Entertainment Group	12,994	10,123	2,871	1,426	1,445	12	1,457
Consumer Mobility	8,749	5,669	3,080	939	2,141	-	2,141
International	1,849	1,799	50	309	(259)	(1)	(260)
Segment Total	41,806	29,571	12,235	5,187	7,048	$11	$7,059
Corporate and Other	313	272	41	17	24
Acquisition-related items	-	383	(383)	1,273	(1,656)
Certain Significant items	-	(2,116)	2,116	-	2,116
AT&T Inc.	$42,119	$28,110	$14,009	$6,477	$7,532

Twelve Months Ended
Dollars in millions
Unaudited

December 31, 2016
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$70,988	$44,330	$26,658	$9,832	$16,826	$-	$16,826
Entertainment Group	51,295	39,338	11,957	5,862	6,095	9	6,104
Consumer Mobility	33,200	19,659	13,541	3,716	9,825	-	9,825
International	7,283	6,830	453	1,166	(713)	52	(661)
Segment Total	162,766	110,157	52,609	20,576	32,033	$61	$32,094
Corporate and Other	1,043	1,173	(130)	65	(195)
Acquisition-related items	-	1,203	(1,203)	5,177	(6,380)
Certain Significant items	(23)	1,059	(1,082)	29	(1,111)
AT&T Inc.	$163,786	$113,592	$50,194	$25,847	$24,347

December 31, 2015
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$71,127	$44,946	$26,181	$9,789	$16,392	$-	$16,392
Entertainment Group	35,294	28,345	6,949	4,945	2,004	(4)	2,000
Consumer Mobility	35,066	21,477	13,589	3,851	9,738	-	9,738
International	4,102	3,930	172	655	(483)	(5)	(488)
Segment Total	145,589	98,698	46,891	19,240	27,651	$(9)	$27,642
Corporate and Other	1,297	1,057	240	64	176
Acquisition-related items	(85)	1,987	(2,072)	2,712	(4,784)
Certain Significant items	-	(1,742)	1,742	-	1,742
AT&T Inc.	$146,801	$100,000	$46,801	$22,016	$24,785